Medco is a registered trademark of Medco Health Solutions, Inc.
© 2005 Medco Health Solutions, Inc. All rights reserved.
Medco
Growing Strong
Analyst Day 2005
November 10, 2005
Union League Club
New York City
Exhibit 99.1

Medco is a registered trademark of Medco Health Solutions, Inc. © 2005 Medco Health Solutions, Inc. All rights reserved. Welcome Susan D. Cramer Senior Director, Investor Relations

© 2005 Medco Health Solutions, Inc. All rights reserved.
Forward looking statements
This presentation contains “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. These
statements involve risks and uncertainties that may cause results to differ materially from those set forth in the statements.  No forward-
looking statement can be guaranteed, and actual results may differ materially from those projected. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise. Forward-looking statements in this presentation should be evaluated together with the many uncertainties that affect our business, particularly those mentioned in the risk factors section of the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission.

© 2005 Medco Health Solutions, Inc. All rights reserved.
Medco Growing Strong
Analyst Day 2005 Agenda
7:30 – 8:00
8:00 – 8:10
8:10 – 9:00
9:00 – 9:30
9:30 – 10:00
10:00 – 10:20
10:20 – 11:00
11:00 – 11:30
11:30 – 12:30
12:30 – 2:00
2:00 – 7:00
Registration & Continental Breakfast
Welcome S. Cramer
Medco Momentum & Growth in 2005 & 2006 D. Snow
Growing Specialty Pharmacy D. Stevens
Growing in the Marketplace G. Taylor
Break
Growing Value in Medicare Part D J. Driscoll/M. Daschner
Update on the Regulatory and Legal Environments D. Machlowitz
Working Lunch
Growing Opportunity in ’06 and Beyond: Generics & Mail    J. Reed
Growing the Bottom Line:  Closing Remarks and Q&A           D. Snow
Optional Willingboro Tour

Medco is a registered trademark of Medco Health Solutions, Inc.
© 2005 Medco Health Solutions, Inc. All rights reserved.
Medco
Momentum
& Growth
David B. Snow, Jr.
Chairman, President &
Chief Executive Officer

© 2005 Medco Health Solutions, Inc. All rights reserved.
What you’ll hear from Medco today
Medco is on track to deliver in 2005
Earnings growth, quality of earnings, gross margin performance
Medco delivers the value proposition clients need
Value… low cost therapy, Service… highest satisfaction
Medco’s formula for success
Retain existing, win new, sell-in valued services, drive efficiency and savings, deliver transparent offerings, leverage the power of information, optimize formulary drug mix
Medco’s brandable differences
Client-centric focus, operational excellence, innovation
Medco is positioned for growth in 2006 and beyond
Major renewals behind us, generics/ mail/ specialty/ Medicare ahead of us, new client opportunities in all groups, further innovation

© 2005 Medco Health Solutions, Inc. All rights reserved.
Medco
Drivers for growth and profitability
Maximize generic opportunity
$45B+ brand drugs scheduled to go off patent through 2010
Optimize mail penetration
37%
as of 3Q05, mine opportunity in existing and new-name
accounts, and Medicare
Implement Medicare Part D
Over $100B in total retiree drug spend estimated for 2006
Medco more than 10 percent of the total market.
Expand specialty pharmacy
Accredo integration
Innovation
Technologies, tools and strategies for the future of pharmacy
Source: CMS and Medco Data

© 2005 Medco Health Solutions, Inc. All rights reserved.
Financial perspective: 2005
Completed transaction on August 18, 2005
Creates specialty pharmacy business with $4.5 B
annual revenues
Successful implementation
of Accredo
$900 million for the nine months ended Sept.
2005, up $400 million
Strong operating cash
flows
Represents a 14 percent to 15 percent increase
over 2004
Expect to be at top end of
guidance excluding
Accredo dilution
Renewed $32 B over past two years
Won over $3 B in 2005 and $1.4 B in 2006 in
annualized new business
Strong client retention
and new sales growth

© 2005 Medco Health Solutions, Inc. All rights reserved.
3Q’05 vs. 3Q’04
+ 17.0% $0.53 $0.62 Diluted EPS Adjusted for Intangibles
+ 8.1% 274.2 MM 296.5 MM Number of Diluted Shares
+ 8.8%*
$425.7 MM
4.9%
$463.1 MM
5.0%
Gross Margin
% of Net Revenues
+ 32.7%
$118.1 MM
1.4%
$156.7 MM
1.7%
Net Income
% of Net Revenues
+5.5% $300.6 $317.1 EBITDA
-0.1 pts* 3.5% 3.4% EBITDA Margin
$8.7 B
3Q ’04
+ 7.2% $9.3 B Net Revenues
Growth 3Q ’05
* Variance due to higher retail volume and approximately $10 MM in new client implementation and installation costs.

© 2005 Medco Health Solutions, Inc. All rights reserved.
3Q’05 vs. 2Q’05
+ 6.9% $0.58 $0.62 Diluted EPS Adjusted for Intangibles
+ 4.5% 283.8 MM 296.5 MM Number of Diluted Shares
+ 1.7%* $455.3 MM
5.1%
$463.1 MM
5.0%
Gross Margin
% of Net Revenues
+ 14%
$137.4 MM
1.5%
$156.7 MM
1.7%
Net Income
% of Net Revenues
- 0.8%* $319.5 $317.1 EBITDA
- 0.2 pts* 3.6% 3.4% EBITDA Margin
$9.0 B
2Q ’05
+ 3.6% $9.3 B Net Revenues
Growth Growth 3Q ’05
* Variance due to retail mix changes, seasonality, lower mail generic dispensing rate and approximately $10 MM in new client implementation and installation costs.
.

© 2005 Medco Health Solutions, Inc. All rights reserved.
2005 guidance
$2.38 – $2.40 Adjusted EPS
$0.05 Accredo Dilution
$2.33 - $ 2.42 Original 2005 Guidance (excluding Accredo)
$0.04 Higher Option Share Dilution
$0.05 Medicare Expense
($0.09) Tax Benefit
$2.43 – $2.45 Adjusted EPS Guidance excluding Accredo
$2.38 - $2.40 Updated guidance on 3Q Earnings
2005

© 2005 Medco Health Solutions, Inc. All rights reserved.
28%
30%
32%
34%
36%
38%
40%
42%
44%
Q1A Q2A Q3A Q4E
New Existing
Impact of significant number of midyear
client installations
Drug Spend
($MM)
Mail Penetration
$0
$5,000
$10,000
$15,000
Q1A Q2A Q3A Q4E
Existing New

© 2005 Medco Health Solutions, Inc. All rights reserved.
41.6%
53.2%
41.6%
41.8%
41.1%
39.1%
38.6%
50.0%
48.6%
53.5%
52.7%
52.5%
3Q04 4Q04 1Q05 2Q05 3Q05 4Q05E
Mail Retail
Generic
dispensing rates
(% Rx’s)
Impact of less profitable
retail mix
($MM)
Impact of changes in retail script trends
0
500
1000
1500
3Q04 4Q04 1Q05 2Q05 3Q05
New Products Patent Exp. Generic Change Seasonal Drugs

14 © 2005 Medco Health Solutions, Inc. All rights reserved. 0 5 10 15 20 25 2002 2003 2004 2005 Renewals New Business Renewal and new drug spend ($’s in B) Positive new and renewal business cycles

© 2005 Medco Health Solutions, Inc. All rights reserved.
What to expect in the fourth quarter
Strong topline growth
Full quarter of Accredo
Historical fourth quarter positive plan design impact
Positive impact of extra week
Coupled with rebound in gross margins
Positive impact of higher-margin Accredo business
Higher mail-order penetration
Offset by Medicare costs
Reaffirming 4Q guidance of $0.61 -
Reaffirming 4Q guidance of $0.61 -
$0.63 per share, with
$0.63 per share, with
gross margins of 5.2% to 5.4%
gross margins of 5.2% to 5.4%

© 2005 Medco Health Solutions, Inc. All rights reserved.
4Q’05 Guidance
Guidance:      $0.61 –
Guidance:      $0.61 –
$0.63 per share
$0.63 per share
8%
2%–3%
3 - 4%
Revenues:
Extra Week
Plan design impact
Full Quarter of Accredo
+
+
-
Gross Margin:
Full Quarter of Accredo
Increase in Mail Penetration
Medicare implementation expense
13 - 15%+ Growth over 3Q
5.2% – 5.4%
4Q v. 3Q ’05
Gross Margin 4Q

© 2005 Medco Health Solutions, Inc. All rights reserved.
2006 Projections
Guidance based on:
– Net new business of $300 million with higher retail mix
– $9 billion generic opportunity starting in 3Q
– $50 million in synergies from Accredo acquisition
– Incremental margin contribution from Medicare
– Share repurchases of $250 million in 2006
Reaffirming GAAP EPS  $2.18 -
Reaffirming GAAP EPS  $2.18 -
$2.30
$2.30

© 2005 Medco Health Solutions, Inc. All rights reserved.
8.7 8.7
12.9
11.7
3.8
2006 2007 2008 2009 2010
Maximize generic opportunity
$45B+ brand drugs going off-patent over 5 years
Zocor
®
Zoloft
®
Norvasc
®
Ambien
®
Generic dispensing rates
Brand drug spend coming
off patent
($ B)
39%
36%
52%
46%
44%
41%
2000 2001 2002 2003 2004 3Q 05
Fosamax
®
Effexor
®
Zyrtec
®
Advair
Diskus
®
Source: IMS Health data and company estimates based on current patent expiration dates.
Changes may occur due to litigation, patent challenges, etc.
Prevacid
®
Lexapro
®
Aciphex
®
Singulair
®

© 2005 Medco Health Solutions, Inc. All rights reserved.
20
30
40
50
60
70
80
90
100
2000 2001 2002 2003 2004 2005E 2006E
0
1
2
3
4
5
6
7
8
9
Mail Rx's (unadj) Mail Rx's (FEHBP)
Mail Advantage Lives
Optimize mail penetration
Chronic Rx's at Retail Mail Conversion Opportunity
Potential mail service
opportunity, Medco 2006E
(Rx’s)
Medco By Mail
(Unadjusted Rx’s & lives)
(millions)
135
90
(millions)
65
75
82
78
88
86
91
.05
1.1
2.2
5.2
7
8

© 2005 Medco Health Solutions, Inc. All rights reserved.
Medicare Part D
• Medco named one of ten national PDPs
• Receiving auto-enrolled dual-eligible/low-income participants in 19 out of 34 CMS regions nationwide
• Expect 250,000 – 270,000 dual-eligible/low-income/individual
PDP lives in 2006
2006 Financial Impact
• +$0.02 to $0.04 2006 EPS
A positive contributor to Medco’s bottom line

© 2005 Medco Health Solutions, Inc. All rights reserved.
Leading specialty pharmacy
Sources: Company reports, Wall Street Equity Research, AIS, IMS Health estimates.
* Combined revenue excludes dual-counted scripts estimates.
Specialty pharmacy revenues
For the 12 months ended 12/2004
(millions)
~$3,500
~$1,500
$4,200
Medco + Accredo Caremark Express + Priority
Medco expects over $4.5B in annual
specialty pharmacy revenue
Specialty Top 15 Therapeutic Categories
Medco Specialty Pharmacy
Oncology & Adjunct Therapies
Specialty pharmacy market opportunity
2006E
Opportunity 1
Expansion in existing space
and through cross-selling
opportunities
Specialty Market 2006E $54B
11%
Opportunity 2
Expansion in oncology
Medco share of
non-oncology
specialty
market

Medco is a registered trademark of Medco Health Solutions, Inc.
© 2005 Medco Health Solutions, Inc. All rights reserved.
Growing
Specialty Pharmacy
David Stevens
Chief Executive Officer, Accredo Health

© 2005 Medco Health Solutions, Inc. All rights reserved.
Medco is shaping & expanding
the PBM industry
2015 1983 1993 1997 2004
Medicare
Part D
Medicare
Part D
Mail Order
Services
Mail Order
Services
Retail
Network
Mgmt.
Retail
Network
Mgmt.
Plan Design
& Utilization
Mgmt.
Plan Design
& Utilization
Mgmt.
Biotechnology
ecialty Pharmacy
ecialty Pharmacy
Genomics
Genomics
Nanomedicine
Nanomedicine
Sp
Sp
Rx-level management
Rx-level management Integrated Data
Integrated Data Patient-level management
Patient-level management

© 2005 Medco Health Solutions, Inc. All rights reserved.
Specialty pharmacy
Client Penetration and Channel Optimization
65%
35%
Specialty Clients Total Opportunity
Channel Optimization Opportunity
Medco 2006 book of business*
$6.5B
Source:  Medco data
Specialty Client Penetration
% of Covered Lives
23%
77%
Accredo/Medco Combined Penetration
Total Opportunity
57M Lives
*Estimated medical and prescription specialty
spend

© 2005 Medco Health Solutions, Inc. All rights reserved.
Specialty drug spend is fastest
growing share of total U.S. drug spend
Source: Medco data.  Atlantic Information Services, Inc. 2005 data.  Jefferies & Company Research - January 26, 2005;
$54 billion sector
+20% growth annually
24% of projected 2005 total pharmacy spending (including oncology spend)
Specialty pharmacies provide therapies for chronic,
life-threatening disease states
Annual costs of treatments: $3,000 - $400,000+
Over 300 new biotech drugs in development – expanding
overall market opportunity

© 2005 Medco Health Solutions, Inc. All rights reserved.
Accredo net revenues
Understanding the Impact
Understanding the Impact
of Synagis
of Synagis
and Aetna to Accredo
and Aetna to Accredo
$433.5 million (B) $516.5 million (A) Total net revenues
September 2005 Quarter March 2005 Quarter
(A) Includes:
• $65.6 million of Synagis net revenues (seasonal product)
• $54.2 million of Aetna net revenues
• $72.4 million of Medco intercompany net revenues
(B) Includes:
• $0.9 million of Synagis net revenues
• $16.0 million of Aetna net revenues
• $81.1 million of Medco intercompany net revenues

© 2005 Medco Health Solutions, Inc. All rights reserved.
Pharmacy mix & trend for specialty drugs
Medication class under the prescription benefit
6.8%
6.9%
6.2%
13.3%
18.0%
24.1%
24.7%
Others
Multiple
sclerosis
Rheumatoid
arthritis
Hepatitis C Cancer
Human growth
hormone
Anemia
Source: Medco data.  Does not include Accredo stand-alone company revenue.
Top contributing therapeutic classes
Mix
6 months ended 6/2005
Trend
6 months ended 6/2005
54.6%
13.4%
17.2%
8.1%
6.7%
Osteoporosis
Others
Rheumatoid
arthritis
Multiple sclerosis
Cancer

© 2005 Medco Health Solutions, Inc. All rights reserved.
Accredo Health Group
Robust pipeline of new specialty products and additional
indications will continue to drive utilization
Specialty pharmaceuticals will continue to have significant financial impact in the coming years
Specialty patients also use traditional medications
and benefit from integration
Accelerates Medco’s top line growth strategy and adds
higher-margin business
Extends Accredo’s scale, distribution platform, customer
service and client base
Strong financial profile.  Expected to be accretive by $0.05 to
$0.08 in 2006

© 2005 Medco Health Solutions, Inc. All rights reserved.
Accredo Health Group
One product line
Hybrid dispensing
HTC, DTC & MC
sales
Nurse/pharmacist
team
Differentiate with
service model
Seven product lines
Local dispensing
Physician & MC sales
Pharmacy mix
Hands on nursing
Differentiate with
service model,
restricted
access & clinical
outcomes
Fourteen product
lines
Centralized
dispensing
Manufacturer sales
Pharmacist team
Differentiate with
service
& restricted access
Pipeline
management
Benefit design
analysis &
consultation
Integrated medical
and   pharmacy
data analysis
Utilization &
management
networks
Clinical treatment
protocols
Full service
specialty
pharmacies
Provides nursing
services to biotech
manufacturers
including:
Clinical trials
Clinical liaisons
Clinical hotlines
Patient training
Accredo Health Group Division
Accredo Health Group Division
Specialty Care Services Specialty Care Services
Accredo Health Group Division
SM
Accredo Health Group Division

© 2005 Medco Health Solutions, Inc. All rights reserved.
Expanding biotech opportunity
Historically, Accredo has added two to three new products per year (via preferred manufacturers’ agreements) from the FDA
approval process.
With the expansion of the number of biotech products now
working their way through the FDA approval pipeline, we
believe we could add as many as six to eight in calendar year
2006.
Expanding opportunities for IV-infused specialty pharmacy
services requiring decentralized pharmacy/nursing support.
Expanding opportunities for restricted-access products.

© 2005 Medco Health Solutions, Inc. All rights reserved.
Acquisition builds upon Medco’s
current specialty pharmacy offering
0.2
1.7
6.5
11.6
34.5
36.9
Over 170 drugs covering
23 therapeutic classes
Nearly all RFPs Medco
currently receives include
requests for Specialty
Pharmacy. The two spaces
are becoming linked
Source: Medco data
Feb
2003
Jul
2003
Jan
2004
2Q’04 2Q’05
Accredo Health Group
(MM of lives covered)
3Q’05

© 2005 Medco Health Solutions, Inc. All rights reserved.
Medco’s formula for success
Complementary products and services
Builds on existing, highly successful relationship
Significant care coordination opportunity
– Medco drugs to Accredo patients
– Medco specialty drugs to Accredo clients
– Accredo drugs to Medco clients (especially major medical)
Enhance critical reimbursement expertise
and clinical support
Early involvement with pipeline drugs enhances
manufacturer relationships and visibility on new products
Leverages existing Medco specialty and mail distribution
operations

© 2005 Medco Health Solutions, Inc. All rights reserved.
Combination leverages strengths of
each entity
Traditional specialty drugs
Utilization management
Formulary management
Integrated data
Mail-order pharmacy
Automation
Purchasing power
Restricted or exclusive specialty drugs
Decentralized pharmacies
Employed nurses
Medicaid provider #’s
Therapeutic centers
Therapy management
Major medical billing
Accredo Medco
Strong Leadership

© 2005 Medco Health Solutions, Inc. All rights reserved.
What makes Medco unique:
Broadest coverage for restricted access drugs
5 7 12 21 23 products Totals
X Exclusive Zemaira
X X X X 4 Xolair
X X 2 Ventavis
X X X 3 Tracleer
X X 3 national Synagis
X X X 3 Remodulin
X X X 3 Raptiva
X Exclusive Orfadin
X X X 3 Naglazyme
No pref IVIG
No pref Hemophilia
X X DNA – 2 pref Growth Hormone
X X 2 Flolan
X X 2 Fabrazyme
X Foundation Enbrel
X X 2 Cerezyme
X Only pref Botox
X Only pref Avonex
X X X 3 Apokyn
X X X 3 Aralast
X X 2 Aldurazyme
X Exclusive Adagen
X X X 3 Actimmune
Other Other Express / Priority Express / Priority Caremark Caremark Medco / Accredo Medco / Accredo
# Preferred # Preferred
providers providers Product Product

© 2005 Medco Health Solutions, Inc. All rights reserved.
Specialty
Medication
• Avonex
Traditional medications
• NSAID
• Vicodin
• Baclofen
• Cylert
• Ditropan
• SSRI
• Clonazepam
• Antibiotics
• Viagra
• Omeprazole
• Atenolol
• Lipitor
Example:
Multiple sclerosis patient
Coordinated care – an end-to-end
solution for clients
On average, specialty pharmacy patients take 12 different
medications, where non-specialty patients take 5 different
medications in a given year.

© 2005 Medco Health Solutions, Inc. All rights reserved.
Rare disease product selection criteria
FDA restrictions, clinical monitoring
Regulatory issues
Potential for long-term “Best in Class”
Products
Temperature control, reconstitution
Unstable
$8,000 to $400,000+ PPPY
Expensive
Potential side effects, ADRs
Complex
No cure, lifetime commitment to therapy
Chronic
Clinically challenging, potentially life
threatening and time consuming
Difficult to manage

© 2005 Medco Health Solutions, Inc. All rights reserved.
Rare disease is more than theory
Real examples today
MPS VI Naglazyme $375,000
“Bubble Boy” Syndrome (SCID) Adagen 350,000
Gaucher’s Disease Cerezyme                               275,000
Fabry’s Disease Fabrazyme       250,000
MPS I Aldurazyme 200,000
Hemophilia Clotting Factor 175,000
Pulmonary Arterial Hypertension                            Flolan, Remodulin 80,000
& Ventavis
Alpha-1 Proteinase Inhibitor Deficiency Aralast & Zemaira 70,000
Hereditary Tyrosinemia                                          Orfadin 60,000
Specific Immune Deficiencies                                 Actimmune                               60,000
Cancer Gleevec 40,000
Condition Medicine
Drug Cost/
Patient/Year

© 2005 Medco Health Solutions, Inc. All rights reserved.
Pharmacy Claims
30%–60%
Specialty
Pharmacy
Retail
Pharmacy
Medco
Special Care
Pharmacy
Pricing:  Contracted discount rate
DUR:  Real-time
Utilization Management:  Real-time
Pricing:  +/- AWP
Unspecific codes
Limited DUR and UM capabilities
Potential for duplicate claims
Medical Claims
40%–70%
HHC Infusion DME SpRx
Doctors
Managing specialty pharmacy –
Services and data are fragmented

© 2005 Medco Health Solutions, Inc. All rights reserved.
Specialty pharmacy infrastructure
Accredo Local
Branch Pharmacies
Accredo National
Distribution Centers
Boston, MA
New York, NY
Detroit, MI
Louisville, KY
Chicago, IL
Totowa, NJ
Greensboro, NC (2)
St. Louis, MO
Iowa City, IA
Minneapolis, MN
Kansas City, MO (2)
Oklahoma City, OK
Denver, CO
Salt Lake City, UT
Phoenix, AZ
Las Vegas, NV
Seattle, WA
Memphis, TN
Omaha, NE
Albuquerque, NM
Nashville, TN
San Francisco, CA
Los Angeles, CA
Jacksonville, FL
Washington, DC
Ft. Lauderdale, FL
Birmingham, AL
Dallas/Ft. Worth, TX
Houston, TX
New Orleans, LA
Columbia, SC
Atlanta, GA
Pinebrook, NJ
Philadelphia, PA
Pittsburgh, PA (2)
Columbus, OH
Hemophilia Health Services
Specialty Care Services

© 2005 Medco Health Solutions, Inc. All rights reserved.
Accredo integration update
Initiatives:
Improve current processes allowing for significant gains at either or both operations
Review front-end processes and systems
Deliver on synergy savings initiatives for 2006
Rationalize current contracts and other infrastructure assets
Deliver SG&A savings
Emphasize dedicated clinical team structure

© 2005 Medco Health Solutions, Inc. All rights reserved.
Pediatric Services of America, Inc.
Acquisition of selected assets
Cash transaction of ~$72 MM
Subject to regulatory approval and customary closing
conditions
Further solidifies our leading hemophilia market position
Strengthens our pediatric hemophilia presence

© 2005 Medco Health Solutions, Inc. All rights reserved.
Future opportunities
Build up Medco’s specialty pharmacy offerings via new drugs
Expansion of oncology platform
Future expansion opportunities in infertility, organ transplant,
HIV medications, etc.
Medicare Part D opportunity
Pharmacy & nursing support for clinical trials
Acquisitions

Medco is a registered trademark of Medco Health Solutions, Inc. © 2005 Medco Health Solutions, Inc. All rights reserved. Growing in the Marketplace Glenn C. Taylor Group President Key Accounts

© 2005 Medco Health Solutions, Inc. All rights reserved.
Medco
2005E drug spend by client group
27%
Health Plans* = $65B
Key / Government & Labor
†
= $25B
National = $25B
Systemed = $17B
46%
24%
19%
* Includes UHG. †Does not include Medicaid. Sources: Wall Street research, Company data, CMS

© 2005 Medco Health Solutions, Inc. All rights reserved.
Medco
New 2005 business by client group
22%
9%
15%
$3B+ Annualized
$3B+ Annualized
New Business Wins in 2005
New Business Wins in 2005
Key Accounts 41%
National 55%
Health Plans 22%
Systemed 40%
Avg. Mail Penetration by
Avg. Mail Penetration by
Client Group*
Client Group*
* Medco book of business

© 2005 Medco Health Solutions, Inc. All rights reserved.
Medco is delivering what clients need
Value... low cost therapy
Single digit drug trend, generics, mail
Service... highest satisfaction
Client satisfaction, award-winning customer service
One-stop offering
Flexible and customizable PBM offering with scale; specialty pharmacy,
Medicare, integrated data, multiple technology tools and custom software
Innovation
EXPERxT Advisor, Client Solution Centers, CDH tools
Clinical excellence
RationalMed, next generation clinical strategy, world-class call centers, integrated data

© 2005 Medco Health Solutions, Inc. All rights reserved.
2005
Results in the marketplace
New annualized business in 2005
New annualized business for 2006
Client retention rate
*
- Average contract length 4.5 years
*Excludes loss of FEHBP on 12/04.  Including FEHBP, 9 mos. 2005 retention would have been over 94%.
2005 renewals on top of $21B renewals in 2004
To-date, net-new sales for 2006
Projected new Medicare spend in 2006

© 2005 Medco Health Solutions, Inc. All rights reserved.
Winning in the marketplace
NY
CA
SC
OH
AZ
FL
TX
KY
VA
IN
OK
LA
NH
NJ
MA
WA
OR
ME
VT
CT
PA
WV
NC
MD
DE
RI
TN
AL
GA
MS
IL
WI
MI
IA
MO
AK
MN
ND
SD
NE
KS
MT
WY
CO
NM
ID
NV
UT
Other
CalPERS Mail Penetration
More Than 60%
Medco 2006 wins

© 2005 Medco Health Solutions, Inc. All rights reserved.
Medco’s brandable difference
Client Centric Focus
Client-facing organizational structure enhances our ability to meet the needs of the individual client
Innovation
A long tradition of delivering ahead of the curve on value, service and industry-leading products
Operational Excellence
Consistent record of award winning service quality, mail superiority, technology tools and custom capabilities
Medco is the marketplace innovator

© 2005 Medco Health Solutions, Inc. All rights reserved.
Value
Drug trend management
5.0
16.4
14.0
14.0
8.5
12.9
10.2
19.7
16.4
15.9
15.3
11.9
11.4
10.7
0.0
5.0
10.0
15.0
20.0
25.0
1999 2000 2001 2002 2003 2004 9M YTD
2005 Medco Book of Business
CMS Estimates
Medco clients have Medco clients have
consistently experienced consistently experienced
drug trend lower than drug trend lower than
the national average, the national average,
falling into the single digits falling into the single digits for the first time in 2004 for the first time in 2004

© 2005 Medco Health Solutions, Inc. All rights reserved.
Service
Solidifying our leadership position
Debuts as No. 4 among healthcare
companies among Fortune’s “America’s
Most Admired Companies”
First PBM to win national award
for reducing medication errors
Ranked No. 1 in customer
service for five years
Wilson Rx
JCAHO
Ernest A.
Codman
Award
Medco.com - Ranked No. 2 in Customer
Respect, and top 10 ranking for online
privacy
Client Satisfaction reaches new record
92%
in 2005

© 2005 Medco Health Solutions, Inc. All rights reserved.
Innovation
First and best – market-leading innovation
Mail order
Mail order
Retail
networks
Retail
networks
Significant
patents for
robotics
(first of 35)
Significant
patents for
robotics
(first of 35)
First fully
automated
pharmacy,
Las Vegas
First fully
automated
pharmacy,
Las Vegas
Capture
efficiencies
and clinical
benefits of
split front/
back-end
pharmacies
Capture
efficiencies
and clinical
benefits of
split front/
back-end
pharmacies
Willingboro,
NJ
fully-
automated
pharmacy
Willingboro,
NJ
fully-
automated
pharmacy
First DUR
review tool
RationalMed
First DUR
review tool
RationalMed
Client tools
EXPERxT
Advisor®,
Client Solution
Centers
Client tools
EXPERxT
Advisor®,
Client Solution
Centers
Next
generation
clinical
strategy
Next
generation
clinical
strategy
2004 1983 1993 1996 2001 2006

© 2005 Medco Health Solutions, Inc. All rights reserved.
Medco brand strength
An independent, blind survey of 341 pharmacy benefit
decision makers found that …
Medco 121 Product and Service Capabilities
Competitive 95 Operational Excellence
Medco 136 Positive Experience with Company
Competitive 100 Price/Value
Relative
PBM Ranking(s)
Importance Relative
to Price

© 2005 Medco Health Solutions, Inc. All rights reserved.
Enhancing profitability
Product margin
• Mail Advantage
• Specialty
• Generics
Service margin
• Formulary coverage rules
• Utilization controls
• Integrated data
Margin improves through delivery of additional
value-added services to existing clients

© 2005 Medco Health Solutions, Inc. All rights reserved.
Substantial opportunity exists to deliver
valued programs
An Example:  Clinical and Trend management products
70%
30%
Current clinical and trend management
service penetration rate
Key services include:
Clinical/utilization management
RationalMed
Percentage of total revenue
opportunity captured

© 2005 Medco Health Solutions, Inc. All rights reserved.
Medco’s formula for success
Retain existing
Retain business through optimal service and exceptional client experience
Sell new
Win new client business through Medco value-add proposition
Optimize
Deliver value-added service in generics, mail, specialty, Medicare solutions, integrated data, formulary
Drive further efficiency and savings
Industry leading innovation and solutions

Medco is a registered trademark of Medco Health Solutions, Inc.
© 2005 Medco Health Solutions, Inc. All rights reserved.
Growing Value in
Medicare Part D
John P. Driscoll
Senior Vice President
Product and Business Development
Mary T. Daschner, R.P.H.
Vice President & General Manager,
Medicare

© 2005 Medco Health Solutions, Inc. All rights reserved.
October 4, 2005
If rock-bottom generic drug costs are important
Medco Health Solutions Inc., one of the country's biggest
pharmacy-benefit managers, offers the YOURx Plan in
all regions nationwide that offers a 90-day supply of a
generic drug for a $4 co-pay as long as the prescription is
filled in Medco's mail-order facility. The monthly
premium runs from $27 to $35, depending on where the
patient lives.
Mail order could be one of the easiest ways for seniors to
save money in most plans. Most plans will offer seniors a
three-month supply for only two co-pays instead of three,
saving 33% right off the bat.
Medco Medicare offering

© 2005 Medco Health Solutions, Inc. All rights reserved.
As the retiree marketplace evolves,
new opportunities develop
Note:  All estimates from Kaiser Family Foundation Medicare Chart Book, Summer 2005.    2005 Lives source: Trustees of
the Federal Hospital Insurance Trust Funds.  2006 Lives source: HHS Office of the Actuary.
Medigap
1%
No
Coverage
15.%
Employer
23%
MA-PD
16%
PDP 45%
Medco opportunity increases significantly in 2006
2005 (42.0MM Lives)
2006 (43.1MM Lives)
No Coverage
36%
Medicare
HMO 14%
Employer
27%
Medigap, 8%
Dual Eligible
15%

© 2005 Medco Health Solutions, Inc. All rights reserved.
Medco Medicare Part D strategy
Group Marketplace
PBM Inside:
– Employers - MA-PD
– Government - Stand alone PDP
– Labor Union/Coalitions - Medigap
Medco PDP: YOURx PLAN™
Facilitates Medco group enrolled PDP product offerings
One of ten national PDPs
Competitive premiums and product design
– Auto enrollment in 19 of 34 regions
We have laid the foundation for 2006 that positions us to win and profit in the marketplace

© 2005 Medco Health Solutions, Inc. All rights reserved.
Support current business and develop and market a
competitive product
97% of employer drug spend retained
Competitive product and premium in all 34 regions
Establish PDP distribution relationships
Dual eligibles/low income in 19 regions
Estimated PDP enrollment = 250K -270K lives
Medco
A moderate approach to Part D for 2006
Focus on maintaining retiree coverage in
employer clients and serving as the PBM inside
Aggressively market to individuals and/or employer
clients with full risk products
Conservative
Avoid Risk
Moderate
Manage Risk
Aggressive
Expand Risk

© 2005 Medco Health Solutions, Inc. All rights reserved.
Medco 2006 drug spend
Employer
Retiree
Base
Medicare
Revenues
2006
Medicare
Drug Spend
0
5
10
$2B
$9.2B
$11.2B
Medicare 2006 Drug Spend
Includes $800 MM
PDP Revenue

© 2005 Medco Health Solutions, Inc. All rights reserved.
Employer clients
Responding to the changing marketplace
Medco Response
Develop retiree drug subsidy
(RDS) services – supporting
clients allows Medco to retain
existing retiree drug spend
Develop group-enrolled PDPs sold
primarily on a self-insured basis
or as employer PDP
Allow employers to coordinate
secondary coverage when PDP is
primary
Medco impact: Retention of 97% of existing retiree drug spend, experience in group PDP market, experience transitioning retirees to individual products
Market Opportunity
Support clients to obtain Federal
subsidy
Group enrollment into Medco PDP
(YOURx Plan)
Supplement PDP benefits with
‘wrap-around’ coverage

© 2005 Medco Health Solutions, Inc. All rights reserved.
Medco’s Medicare Transition Plan
Leverages existing B2B
relationships / client
brand to move retirees
from MHS Employer
Group to MHS PDP
product
“We know you” message
to retirees
Member name
and address
Client logo

© 2005 Medco Health Solutions, Inc. All rights reserved.
Health plan clients
United American Insurance Co.
Bankers Fidelity Life Insurance Co.
Highmark, Inc.
Blue Cross of Florida
Blue Cross of North Carolina
Preferred Care
WPS
MMO
Blue Cross/Blue Shield Michigan

© 2005 Medco Health Solutions, Inc. All rights reserved.
Medco PDP
Responding to the changing marketplace
Market Opportunity
Dual eligible and low income
Group to individual enrollment
Medco impact: Estimated 2006 PDP enrollment: 250,000-270,000 enrollees
Medco Response
Competitive bid strategy resulting
in auto assignment of dual eligibles
in 19 of 34 regions
Developed customized group enroll
products

© 2005 Medco Health Solutions, Inc. All rights reserved.
Unique YOURx PLAN™ Benefit Design
Drive generics and mail utilization
Consumer directed plan design
Competitive member premiums
Broad formulary – 99 out of top 100 drugs
First dollar generic coverage
Rock-bottom generic prices
– $4.00 at retail for 30 day supply
– $4.00 at mail for up to 90 day supply
75% member cost share in non-preferred tier
Member always pays less at mail

© 2005 Medco Health Solutions, Inc. All rights reserved.
Medco PDP
Approved nationally
CT
$30.47
ME
$35.54
RI
$30.47
NY
$32.27
CA
$29.16
SC
$30.92
OH
$31.64
AZ
$31.23
FL
$31.81
TX
$32.82
KY
$34.61
VA
$32.09
IN
$34.61
OK
$33.12
LA
$34.06
WA
$30.69
OR
$30.69
PA
$32.53
WV
$32.53
NC
$34.32
MD
$32.07
DE
$32.07
TN
$30.11
AL
$30.11
GA
$30.64
MS
$33.49
IL
$31.12
WI
$30.99
MI
$29.27
IA
$31.28
MO
$33.48
AK
$30.78
MN
$31.28
ND
$31.28
SD
$31.28
NE
$31.28
KS
$32.34
MT
$31.28
WY
$31.28
CO
$32.07
NM
$28.40
ID
$33.87
NV
$30.87
UT
$33.87
HI
$27.10
NH
$35.54
VT $30.47
MA $30.47
NJ
$32.96
DC
$32.07
AK
$35.45
Auto-assigned membership from
19 of the 34 CMS defined regions
MHS average member premium $30.68
National average member premium $32.20

© 2005 Medco Health Solutions, Inc. All rights reserved.
CMS
Risk Corridors
Protecting profitability
CMS programs mitigate risk for PDPs
Source:  Medicare Prescription Drug, Improvement, and Modernization Act of 2003; Medco Health Government Affairs
100% to 102.5%
97.5% to 100%
Less than 95%
95% to 97.5%
102.5% to 105%
Greater than 105%
Actual
costs
lower
than
expected
Actual
costs
higher
than
expected
Additionally:
• CMS will risk adjust payment to PDP based on
the risk-profile of enrollees
• The employer clients of many group enrolled
PDP lives are fully reinsuring the benefit.
PDP share of gain or loss
Gov’t share of gain or loss

© 2005 Medco Health Solutions, Inc. All rights reserved.
Medco has additional protection through its
pharmaceutical risk mitigation rebates
11.5%
71.1%
17.4%
% Projected Drug Spend
Excess drug spend on preferred brands
at retail and mail is protected through
pharmaceutical risk mitigation.
Medco retains risk on generic drug spend.
However, increase in generic utilization, all else
constant, improves underwriting margin.
Utilization of brands w/o risk mitigation is lessened
through member cost share or aggressive rebates.

© 2005 Medco Health Solutions, Inc. All rights reserved.
Medicare Part D
improving margin
Gross margin opportunity
on retiree drug spend
Base year
2006
$0.02 –
$0.02 –
$0.04 incremental per share 2006 contribution
$0.04 incremental per share 2006 contribution
2010
Mail
Penetration
Generic
Utilization
Mail Penetration
Generic
Utilization
Underwriting
Margin
+ Increased Mail
Penetration
+ Increased
Generic
+/- Underwriting
Margin

Medco is a registered trademark of Medco Health Solutions, Inc.
© 2005 Medco Health Solutions, Inc. All rights reserved.
David Machlowitz
Senior Vice President, General Counsel
& Secretary
Update on the
Legal Environment

© 2005 Medco Health Solutions, Inc. All rights reserved.
Medco litigation and investigations
No Contact US Attorney in Boston
No Contact Department of Labor
Settled ERISA
Settled Attorney General Task Force
Ongoing Pharmacists’ suits
One Other whistleblower litigation
Ongoing US Attorney in Philadelphia

© 2005 Medco Health Solutions, Inc. All rights reserved.
Federal Trade Commission
“A broad-based endorsement” of the PBM model
*
Mail-order pharmacies owned by
large PBMs had lower average total
prices than mail-order pharmacies
not owned by a large PBM
For a common basket of drugs with
the same-size Rx’s during 12/03,
retail prices typically were higher
than mail at both large PBMs and
retailer-owned PBMs
Out of the 26 PBM plan sponsor
contracts reviewed, plan sponsors
often secured more favorable
pharmaceutical pricing for mail than
retail
Interchanges appropriate
* Banc of America, Sept 7 2005

© 2005 Medco Health Solutions, Inc. All rights reserved.
Legislation
Maine decision
– Law applies only to contracts entered into in the State of
Maine
– Medco has no direct contracts in State of Maine
– Decision contrary to D.C. Court opinion
– Affirms that PBMs are Not ERISA Fiduciaries
– No Maine plan sponsor supported the state’s position
Other state legislation
– FTC report strong counter-balance
– Only D.C. has passed a Maine-style bill
– Over a dozen such bills failed this year

Medco is a registered trademark of Medco Health Solutions, Inc.
© 2005 Medco Health Solutions, Inc. All rights reserved.
Growing Opportunity
in ’06 and Beyond:
Generics & Mail
JoAnn Reed
Senior Vice President, Finance &
Chief Financial Officer

© 2005 Medco Health Solutions, Inc. All rights reserved.
2006 Guidance
5%–11% $2.52–$2.64 $2.38–$2.40
EPS (adj. for
intangible
amortization)
22%–30% $2.18–$2.30 $1.77–$1.79
EPS with stock
option expense
in both years
8%–16% $2.18–$2.30 $1.99–$2.01
EPS
(GAAP)
2005
2005
guidance
guidance
%
%
growth
growth
2006
2006
guidance
guidance

© 2005 Medco Health Solutions, Inc. All rights reserved.
2006 Guidance assumptions
Stock option expense
$0.12-$0.16 per share
Incremental restricted stock unit expense
$0.03 per share
Accredo accretion
$0.05-$0.08 per share
$37 MM incremental intangible amortization expense
Medicare accretion
$0.02-$0.04 per share
Number of shares
313 MM to 318 MM estimated fully diluted

© 2005 Medco Health Solutions, Inc. All rights reserved.
Medco opportunity for growth
2006 & beyond
Sales Growth
Additions of $300MM in net new ’06 business
Generics impact
New generic opportunities in 2H ’06 for brand-name chronic drugs
Mail impact
6% increase in 2006 to over 91MM
Specialty/Accredo impact
$50MM in synergies from Accredo acquisition
Medicare Part D impact
Incremental growth
Productivity gains
Enhancing operational efficiency
Managing the balance sheet
Share repurchase above $250MM

© 2005 Medco Health Solutions, Inc. All rights reserved.
Medco: Net positive sales in 2006
including Medicare adjustments
$1.4 B Annualized new sales
$1.3 B Growth in existing clients
$2.7 B
($0.6 B)  Lost sales
($1.8 B) Erosion from clients (includes commercial retirees)
($2.4 B)
$300 million net new
+$800 million revenue from Medco’s Medicare PDP

© 2005 Medco Health Solutions, Inc. All rights reserved.
2006 generic pipeline
Of the $9 B in anticipated brand expirations in 2006,
$8 B present mail opportunity
Total
Acute
Subtotal
Chronic
$8,706 MM
2/06 1 MM Aredia
®
8,000 MM
12/06 706 MM Zofran
®
12/06 53 MM Activella
®
7/06 131 MM Copegus
®
7/06 2,676 MM Zoloft
®
5/06 1,601 MM Pravachol
®
8/06 81 MM Xanax XR
®
5/06 33 MM
Metaglip
™
$3,424 MM  6/06 Zocor
®
Source: Medco and IMS data

© 2005 Medco Health Solutions, Inc. All rights reserved.
2006 generic pipeline
$50 - 60 MM Margin opportunity
$630 MM Portion on Medco formulary
$4.2 B Fiscal year impact
$840 MM Medco’s average share ~ 20%
$8.0 B
Total annual branded drug
spend – chronic
2006

© 2005 Medco Health Solutions, Inc. All rights reserved.
2004A 2005 2006
35%
30%
27%
Mail Penetration Rate for New Business
Rx volume
(in millions)
Mail opportunity
88 MM
~86 MM
~91 MM
New Business
1.9 MM
3.6 MM
1.7 MM

© 2005 Medco Health Solutions, Inc. All rights reserved.
Topline growth opportunity of greater than 20%
Higher margin business
Expected to be accretive to Medco in 2006
Over $50 million in expected annual pre-tax synergies:
Accredo acquisition – financial benefits
Operational ~ $24 MM Cross-Selling ~ $26 MM
– Infrastructure
– SG&A consolidation
– Front-end pharmacy
– Back-end dispensing
– Extracting specialty spending
from major medical claims
– Access to incremental patients
– Cross-selling of Medco
products to Accredo patients

© 2005 Medco Health Solutions, Inc. All rights reserved.
Medicare Part D
. . . improved margin
Incremental Retiree
Net Income Contribution
2006 Assumptions for Medco PDP
<5% mail penetration rate
50% generic fill rate
$0.02–$0.04 Incremental Per Share Income Contribution ‘06
$0.02–$0.04 Incremental Per Share Income Contribution ‘06
$60 – 85 MM gross margin
$50 – 60 MM SG&A
$6 – 13 MM net income

© 2005 Medco Health Solutions, Inc. All rights reserved.
Productivity Trend
Enhanced productivity
-$5
$15
$35
$55
$75
$95
$115
$135
$155
$175
Pharmacy Operations Customer Service Claims & Card Ops Managed Care
Special Care Pharmacies Infrastructure SG&A
$44
$38
$115
$104
$82
$128
$130
2000 2001
2002 2003
2004 2005E 2006E

© 2005 Medco Health Solutions, Inc. All rights reserved.
Capitalization
S&P: BBB
(stable outlook)
Moody’s: Ba1
(positive outlook)
526 Current debt
$13,619 Total assets
5,148 Goodwill, net
2,773 Intangibles, net
3,646 Other assets
661 Property and equipment, net
$1,391 Cash and investments
7,745 Equity
5,874 Total liabilities
1,322 Other non-current liabilities
1,166 Long-term debt
$13,619 Total liabilities and equity
$2,860 Current liabilities
Balance sheet as of Balance sheet as of
9/24/05 ($MM) 9/24/05 ($MM)
Senior Senior
unsecured ratings unsecured ratings
EBITDA/interest
expense: 19.4x
Debt/EBITDA: 1.3x
Debt/total capital: 17.9%
Strong credit ratios Strong credit ratios
† †
† LTM = Last twelve months as of 9/24/05

© 2005 Medco Health Solutions, Inc. All rights reserved.
115
337
235
999
614
825
77
98
125
235
322
251
2000
20011
2002 2003 2004 9 mos
2005
Strong cash flow generation
Cash flow from operations
($MM)
$366
$659
$470
$1,124
$712
Capital Expenditures Free Cash Flow
Note: Free cash flow = cash from operations – capital expenditures
1
Pro forma presentation assuming SFAS 142 was in effect for all periods.  ²  Excludes the intangible assets that existed when
Medco became a public company.
1
$902
Medco’s return on invested capital is 31% for the last
Medco’s return on invested capital is 31% for the last
twelve months.
twelve months.²
2
This is the highest in the industry.
This is the highest in the industry.

© 2005 Medco Health Solutions, Inc. All rights reserved.
Uses of cash in 2005 and beyond
$500 million 2-year share repurchase program
Projected debt repayments of $400 million for 2005
Projected debt repayments of $200 million for 2006
Projected capital expenditures of less than $150 million for 2006
Potential acquisitions
Medicare investments
Regularly review the repurchase program, along with other
strategies such as dividends
Uses of cash
Uses of cash
Future considerations
Future considerations

© 2005 Medco Health Solutions, Inc. All rights reserved.
Share repurchase program
Board authorized program for up to $500 million over 2 years
Repurchases to date:
Utilizing 10(b)5-1 and discretionary trading in non-blackout periods
Periodic review by Board of Directors for trading guidelines and additional repurchase authorizations
4Q ’05 to-date
4Q ’05 to-date
* *
3Q ’05
3Q ’05 $69.1 million 1.4 million
$79.0 million 1.5 million
Cost
Cost
Shares
Shares
* As of close of business 11/8/05

Medco is a registered trademark of Medco Health Solutions, Inc.
© 2005 Medco Health Solutions, Inc. All rights reserved.
Medco
Momentum
& Growth
David B. Snow, Jr.
Chairman, President &
Chief Executive Officer

© 2005 Medco Health Solutions, Inc. All rights reserved.
What you heard from Medco today
Medco is on track to deliver in 2005
Earnings growth, quality of earnings, gross margin performance
Medco delivers the value proposition clients need
Value… low cost therapy, Service… highest satisfaction
Medco’s formula for success
Retain existing, win new, sell-in valued services, drive efficiency and savings, deliver transparent offerings, leverage the power of information, optimize formulary drug mix
Medco’s brandable differences
Client-centric focus, operational excellence, innovation
Medco is positioned for growth in 2006 and beyond
Major renewals behind us, generics/ mail/ specialty/ Medicare ahead of us, new client opportunities in all groups, further innovation

© 2005 Medco Health Solutions, Inc. All rights reserved.
Generics & Mail
Medicare
Specialty pharmacy
Organic growth fueled by rich biotech pipeline, new
science
Complementary expansion in the specialty industry
Organic growth fueled by:
Sell-in of value-add products to existing client base
Demographic shift to older population
Increasing marketplace demand for solutions to
unmanageable healthcare costs
Medco growth
Profitability prospects 2006 and beyond

© 2005 Medco Health Solutions, Inc. All rights reserved.
Rx-level management
Rx-level management
Patient-level management
Patient-level management
Medco
Shaping & expanding the PBM industry
Biotechnology
Biotechnology
Medicare
Part D
Medicare
Part D
Mail Order
Services
Mail Order
Services
Retail
Network
Mgmt.
Retail
Network
Mgmt.
Plan Design
& Utilization
Mgmt.
Plan Design
& Utilization
Mgmt.
Specialty Pharmacy
Specialty Pharmacy
2015 1983 1993 1997 2004
Genomics  Nanomedicine
Genomics  Nanomedicine
Integrated Data
Integrated Data

®

APPENDIX

© 2005 Medco Health Solutions, Inc. All rights reserved.
Medco historical financials, year-to-date
+ 16.5%
+ 12.7%
$1.27
$1.57
$1.48
$1.77
GAAP Diluted EPS
Diluted EPS adj. for intangibles
5.4 pts 45.7% 51.1% Generic Dispensing Rate
+ 7.2% $1,274.1 MM
4.8%
$1,365.9 MM
5.0%
Gross Margin
% of Net Revenues
+ 21.9%
$348.9 MM
1.3%
$425.3 MM
1.6%
Net Income
% of Net Revenues
+ 2.3% 507.7 MM 519.6 MM Total Adjusted Rxs
+ 76.8% $509.8 MM $901.5 MM
Cash from operations
*at nine months ended
$26.4 B
9 mos ’04
+ 2.4% $27.1 B Net Revenues
Growth 9 mos ’05

© 2005 Medco Health Solutions, Inc. All rights reserved.
Medco historical financials – full year
$885.6 MM
$1.24
$1,035.7 MM
$1.50
$1,243.7 MM
$1.83
EBITDA
EBITDA/Adjusted Rx
40.5% 43.8% 46.3% Generic Dispensing Rate
$1,300.8 MM
3.9%
$1,522.1 MM
4.4%
$1,722.5 MM
4.9%
Gross Margin
% of Net Revenues
$361.6 MM
1.1%
$425.8 MM
1.2%
$481.6 MM
1.4%
Net Income
% of Net Revenues
711.6 MM 688.2 MM 678.3 MM Total Adjusted Rxs
$470.3 MM $1,123.9 MM $711.5 MM Cash from operations
$34.3 B
12/27/03 12/27/03
$33.0 B $35.4 B Net Revenues
12/28/02 12/28/02 12/25/04 12/25/04

© 2005 Medco Health Solutions, Inc. All rights reserved.
3Q’05 vs. 3Q’04
Margin analysis
$28.7 MM – $28.7 MM Accredo Margin Contribution
17.2 pts
(0.2 pts)
0.1 pts
60.4%
4.4%
4.9%
77.6%
4.2%
5.0%
Service Margin
Product Margin
Gross Margin
$0.02
($95 MM)
(3.1 pts)
3.0 pts
4.9 pts
4.7 pts
Change
$1.81 $1.83 EBITDA/Adjusted Rx
40.1% 37.0% Mail Penetration
$305 MM $210 MM Rebates Retained
38.6%
48.6%
46.8%
3Q ’04
41.6%
53.5%
51.5%
Generic Rate at Mail
Generic rate at Retail
Overall Generic Rate
Impact to
Profitability
3Q ’05

© 2005 Medco Health Solutions, Inc. All rights reserved.
3Q’05 vs. 2Q’05
Margin analysis
$28.7 MM – $28.7 MM Accredo Margin Contribution
($0.01) $1.84 $1.83 EBITDA/Adjusted Rx
4.2 pts
(0.2 pts)
(0.1 pts)
73.4%
4.4%
5.1%
77.6%
4.2%
5.0%
Service Margin
Product Margin
Gross Margin
($9 MM)
0.9 pts
(0.2 pts)
0.8 pts
0.5 pts
Change
36.1% 37.0% Mail Penetration
$219 MM $210 MM Rebates Retained
41.8%
52.7%
51.0%
2Q ’05
41.6%
53.5%
51.5%
Generic Rate at Mail
Generic rate at Retail
Overall Generic Rate
Impact to
Profitability
3Q ’05

© 2005 Medco Health Solutions, Inc. All rights reserved.
2003 2004 9 mos 2005
$9.00
$8.10
$7.40
Rebate per Branded Adjusted Rx
Improving formulary management
Total rebate dollars
($ MM except rebate per branded adj. Rx)
$2,970
Formulary Rebates Market Share Rebates
$3,005
$2,387

© 2005 Medco Health Solutions, Inc. All rights reserved.
2003 2004 9 mos 2005
4.4%
4.9%
5.0%
54%
44%
28%
% of Rebates Retained Gross Margin %
Total rebate dollars
($ MM)
Improving formulary management
$2,970
$3,005
$2,387

© 2005 Medco Health Solutions, Inc. All rights reserved.
Reconciliation tables
High End High End Low End Low End
$2.64
0.34
$2.30
High End High End
$2.52
0.34
$2.18
Low End Low End
Twelve Months Ended Twelve Months Ended
12/30/06 12/30/06
$2.01 $1.99 Estimated net income per diluted share
Twelve Months Ended Twelve Months Ended
12/31/05 12/31/05
$2.40
0.39
$2.38
Estimated adjusted net income
per diluted share
0.39
Estimated adjustment for the
amortization of intangible assets
Earnings per Share Earnings per Share
Guidance Reconciliation Guidance Reconciliation
$0.53
0.10
$0.43
9/25/04 9/25/04
$0.62
0.09
$0.53
9/24/05 9/24/05
Quarters Ended Quarters Ended
$1.27 $1.48 Net income per diluted share
Nine Months Ended Nine Months Ended
$1.57
0.30
9/25/04 9/25/04
$1.77
Adjusted net income per diluted
share
0.29
Adjustment for the amortization of
intangible assets
9/24/05 9/24/05
Earnings per share Earnings per share
reconciliation reconciliation

© 2005 Medco Health Solutions, Inc. All rights reserved.
Reconciliation tables
$1.81
165.9
121.5
99.3
22.2
$300.6
45.0
45.7
79.2
12.6
$118.1
9/25/04 9/25/04
$1.83
173.4
130.6
109.2
21.4
$317.1
48.1
40.4
61.3
10.6
$156.7
9/24/05 9/24/05
Quarters ended Quarters ended
EBITDA reconciliation
$1.82 $1.83
EBITDA per adjusted
prescription
507.7 519.6 Adjusted prescriptions
(3)
376.9 393.2 Total
311.5 330.0 Retail
65.4 63.2 Mail order
Prescriptions administered:
Claims detail
$925.0 $950.6 EBITDA
134.9 138.0 Amortization expense
157.5 121.5 Depreciation expense
(2)
235.7 238.7 Provision for income taxes
48.0 27.1
Interest and other (income)
expense, net
(1)
Add (deduct):
$348.9 $425.3 Net income
9/25/04 9/25/04 9/24/05 9/24/05
Nine months ended Nine months ended
1) For 2005, this includes a $1.7 million write-off in the third quarter associated with the debt refinancing for the Accredo acquisition and $0.7 million in the first quarter associated with accelerated term loan payments. For 2004, this includes a write-off of deferred debt issuance costs amounting to $5.5 million in the first quarter associated with the debt refinancing.
2) Includes a $25.7 million non-recurring tax benefit recorded in the third quarter of 2005 related to adjustments to Medco's net deferred tax liabilities associated with an enacted change in a state income tax law and the receipt of a favorable state income tax ruling.
3) Estimated adjusted prescription volume equals the majority of mail order prescriptions multiplied by 3, plus retail prescriptions. These mail order prescriptions are multiplied by 3 to adjust for the fact that mail order prescriptions include approximately 3 times the amount of product days supplied compared with retail prescriptions.

© 2005 Medco Health Solutions, Inc. All rights reserved.
Use of non-GAAP measures
Medco calculates and uses EBITDA and EBITDA per adjusted prescription as indicators of its ability to generate cash from reported operating results. These measurements are used in concert with net income and cash flows from operations, which measure actual cash generated in the period. In addition, the company believes that EBITDA and EBITDA per adjusted prescription are supplemental measurement tools used by analysts and investors to help evaluate overall operating performance and the ability to incur and service debt and make capital expenditures. EBITDA does not represent funds available for the company's discretionary use and is not intended to represent or to be used as a substitute for net income or cash flows from operations data as measured under U.S. generally accepted accounting principles ("GAAP"). The items excluded from EBITDA but included in the calculation of the company's reported net income are significant components of the consolidated statements of income, and must be considered in performing a comprehensive assessment of overall financial performance. EBITDA, and the associated year- to-year trends, should not be considered in isolation. Medco's calculation of
EBITDA may not be consistent with calculations of EBITDA used by other companies.
EBITDA per adjusted prescription is calculated by dividing EBITDA by the adjusted prescription volume for the period. This measure is used as an indicator of our EBITDA performance on a per-unit basis, providing insight into the cash-generating potential of each prescription. EBITDA per adjusted prescription reflects the level of efficiency in the business model and is affected by changes in prescription volumes between retail and mail, as well as the relative representation of brand-name, generic and specialty drugs.
Medco uses earnings per share excluding intangible asset amortization expense as a supplemental measure of operating performance. The excluded amortization is associated with intangible assets that substantially arose in connection with the acquisition of Medco by Merck & Co., Inc. in 1993 that were pushed down to Medco's balance sheet. The company believes that earnings per share, excluding the amortization of these intangibles, is a useful measure because of the significance of this non-cash item and to enhance comparability with its peers. The intangible asset amortization resulting from Medco's acquisition of Accredo in August 2005 is not part of the excluded amortization in this calculation, as such stems from a Medco investment decision.

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